UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
          Pursuant to Section 13 or 15(d) of the Securities Act of 1934

         Date of Report (Date of earliest event reported)  June 16, 2005

                             AURORA GOLD CORPORATION
             (Exact name of registrant as specified in its charter)


  Delaware                            0-24393               13-3945947
  (State or other jurisdiction        (Commission           (IRS Employer
  of incorporation)                   File Number)          Identification No.)


3540 West 41st Avenue, Suite 204, Vancouver BC Canada       V6N 3E6
(Address of principal executive offices)                    (Zip Code)

Registrant's Telephone Number, Including the area code:     (604) 687-4432


(Former  name  or  former  address,  if  changed  from  last  report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Information A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

AURORA  GOLD  CORPORATION
-------------------------

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers


     The Board of Directors of the Company announces that David E. Jenkins has resigned his position as a director of the Company effective June 15, 2005 to pursue other interests.


Item  9.01.    Financial  Statements  and  Exhibits

(c)  Exhibits:

     Not  applicable

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                    AURORA GOLD CORPORATION


Date:  June  16,  2005                        by:  /s/  A.  Cameron  Richardson
       ---------------                             ----------------------------
                                                        A.  Cameron  Richardson
                                                        President  and  Director


Exhibit  Index:
---------------


Exhibits:
          Not  Applicable


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